EXHIBIT 10.4(a)
                                                                 ---------------

                               INTERIM AGREEMENT

            This Interim Agreement (this "Agreement") dated as of November 3, 2005, is made between GMX Resources Inc., an Oklahoma corporation ("Borrower"), and Hibernia National Bank, a national banking association ("Lender") who agrees as follows:

            A. This Agreement pertains to that certain Loan Agreement (Line of Credit) dated as of July 29, 2005, between Borrower and Lender (the "Loan Agreement"). As used in this Agreement, capitalized terms used herein without definition herein shall have the meanings provided in the Loan Agreement.

            1. Lender hereby acknowledges that the conditions and requirements necessary for Lender to make the initial Advance to Borrower under Section 7.6 have been satisfied. The Borrowing Base is activated and set initially at $17,000,000.00, subject to future change as provided in the Loan Agreement.

            2. Paragraph (a) of Loan Agreement Section 7.3 is hereby amended and restated, to read in its entirety as follows:

               (a) The Borrower will furnish the Lender no later than January 5, 2006, with title opinions and other evidence of title in form, scope and substance satisfactory to Lender and Lender's counsel, which indicates that Borrower has good and marketable title to the interests in the portions of the Collateral listed below in amounts not less than those specified in the Collateral Documents or otherwise represented to Lender, subject to no Liens other than the Collateral Documents and those accepted by Lender in writing, pertaining to the following wells:

               Wilson, Floyd #1
               Liston, A.P.  #3
               Cockerell #1
               Roberts GU #1C
               Baldwin OU #2
               Blocker Ware #4
               Barker-Lentz #5
               Lawless  #2
               Waskom Unit No. 8


               Additionally, on or before January 5, 2006, Borrower will furnish Lender with a title update letter on the Collateral reflecting an examination of the records of Harrison and Panola Counties, Texas, confirming the recordation of the merger of Expedition and that there have been no adverse alienations, liens or encumbrances recorded or filed since the certification date(s) of the title research runsheet(s) examined in Bill Whitehurst's letter of October 13, 2005, and reflecting the recordation of the Deed of Trust.
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            3. Except as expressly modified by this Agreement, all terms and provisions of the Loan Agreement are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

            4. Borrower hereby represents and warrants that no Default has occurred and is continuing on the date hereof, and further represents and warrants that all of the representations, warranties and covenants made in the Loan Agreement are, as of the date hereof, true and correct in all material respects.

            5. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties specifically confirm their intent to be bound by delivery of such signed counterparts by telecopier.



                                       GMX RESOURCES INC.



                                       By:  /s/ Ken L. Kenworthy, Sr.
                                          ---------------------------
                                          Name: Ken L. Kenworthy, Sr.
                                          Title: Executive Vice President and
                                                 and CFO


                                       HIBERNIA NATIONAL BANK


                                       By:  /s/ David R. Reid
                                          ---------------------------
                                          Name:  David R. Reid
                                          Title: Senior Vice President



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